Exhibit 10.10

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AMENDMENT 2 TO THE COLLABORATION AGREEMENT

BETWEEN

CERTAINTY THERAPEUTICS, INC.

AND

H. LEE MOFFITT CANCER CENTER AND RESEARCH INSTITUTE, INC.

Moffitt Agreement Identifier: Anixa-CERTainty Contract (Conejo-Garcia) 17-0173

Project Title: Development of CAR-T/CER-T Therapies for Ovarian and Prostate Cancer

Moffitt Principal Investigator: Dr. Jose Conejo-Garcia

The “Agreement” described above was previously entered into on November 17, 2017 (hereinafter “Effective Date) and duly amended on July 24, 2019 (“Amendment 1 Effective Date”) by and between H. Lee Moffitt Cancer Center and Research Institute, Inc. a non-profit Florida corporation organized pursuant to Section 1004.43, Florida Statutes, whose address is 12902 Magnolia Drive, Tampa, Florida 33612 (“Moffitt”) and Certainty Therapeutics, Inc., a corporation duly organized under the laws of Delaware whose address is 3150 Almaden Expressway, Suite 250, San Jose, California 95118 (hereinafter “Company”). Moffitt and Company are hereinafter referred to individually as “Party” and collectively as “Parties.”

WHEREAS, Moffitt requests an extension of the Agreement end date from November 17, 2020 to November 17, 2021; and

WHEREAS, Moffitt requests Company to provide additional funds to cover Moffitt’s management of services provided by a third-party vendor to carry out Third Party Materials production as part of the Development Plan; and

WHEREAS, Company agrees to Moffitt’s extended participation in the investigation set forth in the Research Plan attached as Exhibit B to the original Agreement; and

WHEREAS, Company agrees to provide additional funds to Moffitt as defined herein as Exhibit C-1 in this Amendment 2; and

WHEREAS, Moffitt and Company agree to these modifications as set forth by procedures described in Section 13.9 of the original Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein as covenants, and the mutual promises herein made and exchanged, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Moffitt agree to the following:

1. Terms. Capitalized terms in this Amendment 2 shall have the same meaning as those in the Agreement, unless specifically defined in the Amendment 2. All section and paragraph references refer to sections or paragraphs, as applicable, in the Agreement.

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2. Amendments.

2.1 ARTICLE 7 Term and Termination shall hereby be deleted and replaced with the following:

7.1 This Agreement will commence as of the Effective Date set forth in the first paragraph of this Agreement and unless terminated otherwise as provided herein, this Agreement will expire forty-eight (48) months from such date, unless extended upon mutual written agreement of the Parties (“Term”).

2.2 Exhibit C-1 as outlined herein shall be incorporated into the Agreement as an addendum to Exhibit C of the Agreement. Exhibit C-1 describes the additional funding amount to be added to the Budget and the Payment Schedule for said funding amount.

3. Interpretation. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment 2 Amendment and the Agreement, the terms of this Amendment 2 shall supersede the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment 2 to the Agreement to be executed by their duly authorized representatives as of the date of last signature below (the “Amendment 2 Effective Date”).

CERTAINTY THERAPEUTICS, INC.

BY:	/s/ Amit Kumar
Name:	Amit Kumar
Title:	Chief Executive Officer (CEO)
Date:	October 13, 2020

H. LEE MOFFITT CANCER CENTER AND RESEARCH INSTITUTE, INC.

BY:	/s/ Margaret J. Fonner
Name:	Margaret J. Fonner
Title:	Director, Office of Sponsored Research
Date:	10/16/2020

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EXHIBIT C-1

ADDENDUM TO BUDGET

Principal Investigator: Conejo-Garcia, José
BUDGET - YEAR 1
PERSONNEL				YEAR 1	YEAR 2	TOTAL
NAME	ROLE ON PROJECT	Percent Effort Devoted	Calendar Months Devoted	Salary and Fringe Benefits	Salary and Fringe Benefits
KEY PERSONNEL (MCC A)

Dr. Conejo-Garcia	PI	***	***

Dr. Abate-Daga	Co-I	***	***

		***	***
TECHNICAL STAFF (MCC B)

SUBTOTALS				$ ***	$ -	$ ***

Other Expenses
Subawards/Consortium Contractual Costs				$ ***

Alliance Management Fee				$ ***

$ ***
SUBTOTAL DIRECT COSTS				$ ***	$ -	$ ***
FACILITIES AND ADMINISTRATIVE COSTS @			***	$ ***	#REF!	$ ***

TOTAL COSTS FOR TOTAL PERIOD				$ 262,804	#REF!	$ 262,804

$150,000 upon execution of Agreement
PAYMENT SCHEDULE				$112,804 upon completed generation of viral vector for clinical trial